UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2023

GERON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-20859	75-2287752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

919 E. HILLSDALE BLVD., SUITE 250

FOSTER CITY, CALIFORNIA 94404

(Address of principal executive offices, including zip code)

(650) 473-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GERN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

Geron Corporation (the “Company” or “Geron”) informs its investors that it does not hold cash deposits or securities at Silicon Valley Bank (“SVB”).

As previously disclosed, on September 30, 2020, Geron, Hercules Capital, Inc. (“Hercules”) and SVB entered into a term loan facility, or the Original Loan Agreement, up to $75,000,000, as amended in August 2021. On June 30, 2022, Geron entered into a second amendment to the Original Loan Agreement, or as amended, the Loan Agreement. Under the Loan Agreement, the aggregate principal amount available to Geron increased from $75,000,000 to $125,000,000, with such principal being available in a series of tranches, subject to certain terms and conditions. As of December 31, 2022, a total of $50,000,000 had been drawn under the Loan Agreement and as of the date hereof, $55,000,000 remains available to be drawn down under the Loan Agreement.

On March 10, 2023, the Federal Deposit Insurance Corporation (“FDIC”) issued a press release stating that SVB was closed by the California Department of Financial Protection and Innovation, which appointed the FDIC as receiver. For the remaining term commitments under the Loan Agreement, Hercules and its affiliates hold sixty-five percent (65%) and thirty-five (35%) were held by SVB. As a result of the closure of SVB, Geron does not know whether and to what extent Geron would be able to draw down the remaining $55,000,000 under the Loan Agreement, even if Geron meets the conditions set forth in the Loan Agreement necessary for additional draw downs, and it is possible that Geron will not be able to access any additional funding under the Loan Agreement.

Notwithstanding the uncertainty regarding future available funding under the Loan Agreement, based on Geron’s current operating plan and its expectations regarding the timing of the submission and potential acceptance and approval of its planned New Drug Application (“NDA”) by the U.S. Food and Drug Administration (“FDA”) for imetelstat in Low or Intermediate-1 risk myelodysplastic syndromes (“lower risk MDS”) and the potential commercialization in the U.S. for the use of imetelstat in adult patients with lower risk MDS, Geron continues to believe that its existing cash, cash equivalents, restricted cash and current and noncurrent marketable securities, including the net cash proceeds from Geron’s recently closed underwritten public offering in January 2023 and the cash proceeds from the exercise of warrants Geron received in the January and February 2023, will be sufficient to fund Geron’s projected operating requirements through the end of the third quarter of 2025, which includes the potential U.S. commercial launch of imetelstat in lower risk MDS in the first half of 2024.

Use of Forward-Looking Statements

Except for the historical information contained herein, this Current Report on Form 8-K contains forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements, include, without limitation, those regarding Geron’s ability to draw down any additional amounts under the Loan Agreement; Geron’s belief that its existing cash, cash equivalents, restricted cash and current and noncurrent marketable securities will be sufficient to fund Geron’s projected operating requirements through the end of the third quarter of 2025; the submission and potential acceptance and approval of Geron’s planned NDA by the FDA for imetelstat in lower risk MDS and Geron’s assumptions regarding the timing thereof; the potential U.S. commercial launch of imetelstat in lower risk MDS and the anticipated timing thereof; and other statements that are not historical facts. These forward-looking statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include, without limitation, risks and uncertainties related to: the uncertainty of non-clinical and clinical trial results or regulatory approvals or clearances, including the risks that Geron’s planned NDA for imetelstat in lower risk MDS may not be submitted to or accepted by the FDA in a timely manner or at all, and that the FDA may not ultimately approve Geron’s planned NDA on the timeline Geron is planning or at all; the future development of imetelstat, including any future efficacy or safety results that may cause the benefit risk profile of imetelstat to become unacceptable; Geron’s lack of experience in marketing approved products and its need to complete substantial preparations to be ready for any potential future commercialization of imetelstat; Geron’s need for additional capital to support the development and commercialization of imetelstat and to otherwise grow Geron’s business; the uncertainty of future draw downs under the Loan Agreement resulting from the closure of SVB or otherwise, including Geron’s ability to meet the conditions set forth in the Loan Agreement necessary for additional draw downs; establishing and maintaining imetelstat manufacture and supply; enforcement of Geron’s patent and proprietary rights; managing Geron’s business growth; current and potential future litigation; the effects of the COVID-19 pandemic or geopolitical events; and potential competition. Additional information on the above risks and uncertainties and additional risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements are contained in Geron’s filings and periodic reports filed with the Securities and Exchange Commission under the heading “Risk Factors” and elsewhere in such filings and reports, including Geron’s quarterly report on Form 10-Q for the quarter ended September 30, 2022 and future filings and reports by Geron, including Geron’s annual report on Form 10-K for the year ended December 31, 2022. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made, and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, Geron disclaims any obligation to update these forward-looking statements to reflect future information, events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date:	March 13, 2023	By:	/s/ Stephen Rosenfield
		Name:	Stephen N. Rosenfield
		Title:	Executive Vice President,
Chief Legal Officer and
Corporate Secretary